UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

ALICO, INC.
(Exact name of registrant as specified in its charter)

                               Florida                                                     0-261                                                  59-0906081
                              (State or Other Jurisdiction                  (Commission File Number)            (IRS Employer
                                of Incorporation)                                                                                             Indentification No.)

P.O. Box 338
LaBelle, Florida 33975
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

Not Applicable
(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Incorporated by reference is a press release issued by the Registrant on November 28, 2006, attached as Exhibit 99.1, announcing earnings for the quarter ended August 31, 2006 and Annual earnings.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 - Press release announcing fourth quarter earning and annual earnings dated November 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: November 28, 2006

By: /s/ JOHN R. ALEXANDER
         John R. Alexander
         President and Chief Executive Officer

Exhibit Index

99.1	Press Release dated November 28, 2006, announcing fourth quarter earnings and annual earnings.